Exhibit 99.3

Consent of A Person About to Become a Director

In connection with the filing by Telluride Holdco, Inc. of the Registration Statement on Form S-4 (file no. 333-258335) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named as a person about to become a director of Telluride Holdco, Inc. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to the Registration Statement and any amendments and supplements thereto.

Dated: November 10, 2021

By:	/s/ Catherine Motz
Name: Catherine Motz

Consent of A Person About to Become a Director

In connection with the filing by Telluride Holdco, Inc. of the Registration Statement on Form S-4 (file no. 333-258335) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named as a person about to become a director of Telluride Holdco, Inc. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to the Registration Statement and any amendments and supplements thereto.

Dated: November 10, 2021

By:	/s/ Lisa Prager
Name: Lisa Prager

Consent of A Person About to Become a Director

In connection with the filing by Telluride Holdco, Inc. of the Registration Statement on Form S-4 (file no. 333-258335) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named as a person about to become a director of Telluride Holdco, Inc. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to the Registration Statement and any amendments and supplements thereto.

Dated: November 10, 2021

By:	/s/ Steven Pincus
Name: Steven Pincus

Consent of A Person About to Become a Director

In connection with the filing by Telluride Holdco, Inc. of the Registration Statement on Form S-4 (file no. 333-258335) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named as a person about to become a director of Telluride Holdco, Inc. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to the Registration Statement and any amendments and supplements thereto.

Dated: November 10, 2021

By:	/s/ Jason New
Name: Jason New

Consent of A Person About to Become a Director

In connection with the filing by Telluride Holdco, Inc. of the Registration Statement on Form S-4 (file no. 333-258335) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named as a person about to become a director of Telluride Holdco, Inc. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to the Registration Statement and any amendments and supplements thereto.

Dated: November 10, 2021

By:	/s/ Walter Carter
Name: Walter Carter

Consent of A Person About to Become a Director

In connection with the filing by Telluride Holdco, Inc. of the Registration Statement on Form S-4 (file no. 333-258335) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named as a person about to become a director of Telluride Holdco, Inc. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to the Registration Statement and any amendments and supplements thereto.

Dated: November 10, 2021

By:	/s/ Paul Prager
Name: Paul Prager

Consent of A Person About to Become a Director

In connection with the filing by Telluride Holdco, Inc. of the Registration Statement on Form S-4 (file no. 333-258335) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 promulgated under the Securities Act, to being named as a person about to become a director of Telluride Holdco, Inc. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to the Registration Statement and any amendments and supplements thereto.

Dated: November 10, 2021

By:	/s/ Nazar Khan
Name: Nazar Khan